UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

Skechers U.S.A., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-14429	95-4376145
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

228 Manhattan Beach Blvd Manhattan Beach, California	90266
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number: (310) 318-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	SKX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Pro Forma Financial Information

As previously disclosed, on May 4, 2025, Skechers U.S.A., Inc., a Delaware corporation (“Skechers,” the “Company,” “we,” “us,” or “our”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Beach Acquisition Co Parent, LLC, a Delaware limited liability company (“Parent”), and Beach Acquisition Merger Sub, Inc., a Delaware corporation and a subsidiary of Parent (“Merger Sub” and together with Parent, the “Buyer Parties”). Pursuant to the Merger Agreement, Merger Sub will merge with and into Skechers, with Skechers continuing as the surviving corporation and becoming a subsidiary of Parent (the “Merger”). The Buyer Parties are affiliates of investment funds managed by 3G Capital Partners L.P. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement. The board of directors of Skechers (the “Board”), acting on the unanimous recommendation of an independent committee of the Board, comprised solely of independent directors and established by the Board for the purpose of reviewing, evaluating and negotiating the Merger (the “Independent Committee”), has approved the Merger Agreement and the transactions contemplated thereby, including the Merger (collectively, the “Transaction”).

In connection with the Transaction, certain financial institutions, including JP Morgan Chase Bank, N.A. acting as lead left arranger, have agreed to provide Parent with debt financing consisting of an approximately $2.1 billion first lien term loan facility, an approximately $1.6 billion first lien revolving facility, an approximately $1.9 billion senior secured bridge facility and an approximately $2.5 billion junior debt facility (collectively, the Debt Financing”).

In connection with the Debt Financing, the Parent expects to disclose the unaudited pro forma condensed combined balance sheet as of March 31, 2025, which gives effect to the Merger as if those transactions had been completed on March 31, 2025. The unaudited pro forma condensed combined statements of earnings for the three months ended March 31, 2025, the year ended December 31, 2024, and twelve months ended March 31, 2025, give effect to the Merger as if it had been completed on January 1, 2024, the beginning of the earliest period presented therein. The pro forma financial information combines the historical financial statements of Skechers with Parent; however, Parent was formed subsequent to March 31, 2025 (latest period presented) and does not have any operations as the entity was formed solely to effect the Transaction and is thus included herein for pro forma purposes to reflect the acquisition and debt and equity financing pro forma adjustments. The unaudited pro forma condensed combined financial information is attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Supplemental Financial Information

In connection with the Debt Financing, Parent expects to disclose, in a lender presentation to be used in discussions with prospective lenders, Adjusted EBITDA and Adjusted EBITDAR for the fiscal years ended December 31, 2023 and 2024 and twelve-months ended March 31, 2025. Excerpt from a lender presentation to be used in discussions with prospective lenders are included in Exhibit 99.2 to this Current Report.

Adjusted EBITDA and Adjusted EBITDAR are supplemental measures that are not required by, prepared or presented in accordance with, U.S. generally accepted accounting principles (“U.S. GAAP”). Because not all companies calculate non-U.S. GAAP financial information identically (or at all), the presentations in this Current Report on Form 8-K (this “Current Report”) may not be comparable to other similarly titled measures used by other companies. Adjusted EBITDA and Adjusted EBITDAR presented in this Current Report should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP, and should be read in conjunction with information presented on a U.S. GAAP basis. Each of Adjusted EBITDA and Adjusted EBITDAR is not a measurement of Skechers’ financial performance under U.S. GAAP and should not be considered as alternatives to any performance measures derived in accordance with U.S. GAAP. Each of Adjusted EBITDA and Adjusted EBITDAR has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of Skechers’ operating results as reported under U.S. GAAP. The presentation of Adjusted EBITDA and Adjusted EBITDAR in this Current Report should not be construed as an inference that Skechers’ future results will be unaffected by other unusual or non-recurring items.

The information provided pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Information.

99.2	Excerpt from lender presentation of Skechers U.S.A., Inc., dated June 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Special Note on Forward-Looking Statements

This Current Report includes certain disclosures which contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act including but not limited to those statements related to the Transaction, such as financial estimates and statements as to the expected timing, benefits and effects of the Transaction, the likelihood of completion of the Transaction, and information regarding the businesses of the Company and Parent, including Parent’s and the Company’s objectives, plans and strategies for future operations. In most cases, you can identify these statements by forward-looking words such as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “indicate,” “may,” “plan,” “potential,” “project,” “outlook,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. These forward-looking statements, including statements regarding the Transaction, are based largely on information currently available to management of the Company and/or Parent and their current expectations and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those expressed or implied by such forward-looking statements. Although the Company and Parent believe their expectations are based on reasonable estimates and assumptions, such expectations are not guarantees of performance. There is no assurance that the Company’s and Parent’s expectations will occur or that their estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the Transaction on the anticipated terms and timing or at all, including obtaining regulatory clearances, and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations during the pendency of the Transaction; (iv) the ability of the Company to retain and hire key personnel; (v) the diversion of Company and Parent management’s time and attention from ordinary course business operations to completion of the Transaction; (vi) potential business uncertainty and changes to existing business relationships, including changes to existing business relationships, during the pendency of the Transaction; (vii) the ability of Parent to cause an initial public offering or another liquidity event, or to realize the anticipated benefits of and implementing its strategy following the Transaction within the expected time period or at all, or the risk that the successful implementation of such a strategy will not result in improved operating results; (viii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the risk that there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses, including unexpected capital expenditures; (x) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemics and other public health issues, as well as the response of management of the Company and/or Parent to any of these events; (xii) global economic, political, legislative, regulatory and market conditions (including competitive pressures), including the effects of tariffs, inflation and foreign currency exchange rate fluctuations around the world, the challenging consumer retail market in the United States and the impact of war and other conflicts around the world; (xiii) the ability to obtain the necessary financing arrangements set forth in the commitment letter received in connection with the Transaction; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction; (xv) the risk that the Company’s stock price may decline significantly upon this announcement and while the Transaction is pending; (xvi) Parent’s ability to maintain the Company’s brand name and image with customers; (xvii) Parent’s ability to respond to changing consumer preferences, identify and interpret consumer trends, and successfully market new products; (xviii) the potential impact of the announcement or consummation of the Transaction on the Company’s relationships with suppliers, customers, employers and regulators; (xix) those risks and uncertainties set forth under the headings “Special Note on Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xx) those risks that are described in the registration statement on Form S-4, containing the Company’s preliminary information statement and the Parent’s preliminary prospectus, filed by the Parent with the SEC in connection with the Transaction.

There can be no assurance that the Transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here is, and the list of factors to be presented in Parent’s registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. The forward-looking statements relate only to events as of the date on which the statements are made. Neither Parent nor the Company undertakes to update or revise, and expressly disclaims any obligation to update or revise, any of their forward-looking statements, whether resulting from circumstances or events that arise after the date the statements are made, new information, or otherwise, except as required by law. If one or more of these or other risks or uncertainties materialize, or if Parent or the Company’s underlying assumptions prove to be incorrect, Parent’s or the Company’s actual results may vary materially from what the parties may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of the parties’ forward-looking statements. You should specifically consider the factors identified in this Current Report that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company or Parent.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information and Where to Find It

In connection with the Transaction, Parent filed a registration statement on Form S-4 with the SEC on June 10, 2025 containing the Company’s preliminary information statement and the Parent’s preliminary prospectus. After the registration statement is declared effective, the Company will mail to its stockholders a definitive information statement that will form part of the registration statement on Form S-4. This communication is not a substitute for the information statement/prospectus or registration statement or for any other document that the Company or Parent may file with the SEC and send to the Company’s stockholders in connection with the Transaction. STOCKHOLDERS ARE URGED TO READ THE INFORMATION STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders will be able to obtain free copies of the information statement/prospectus (when available) and other documents filed with the SEC by Parent and the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will also be available free of charge on the Company’s website at https://investors.skechers.com/financial-data/all-sec-filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2025

Skechers U.S.A., Inc.

By:	/s/ John Vandemore
Name:	John Vandemore
Title:	Chief Financial Officer